SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  FORM 8-K/A-1
                                  ------------


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 23, 2003
                                                         ---------------


                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     000-1084047               95-4691878
----------------------------   ------------------------    ------------------
(State of other jurisdiction   (Commission File Number)       (IRS Employer
   or incorporation)                                       Identification No.)


                      5072 North 300 West, Provo, UT 84604
            ------------------ -------------------------------------
          (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (801) 371-0755
                                                          ---------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company has previously reported the engagement of Robison, Hill & Co. as the Company's new independent accountant replacing its former independent accountant, Grant Thornton LLP. We are including as an exhibit correspondence from Grant Thornton filed with the Securities and Exchange Commission.

         The Company has received correspondence from the Securities and Exchange Commission requesting certain possible additional disclosures, as may be required, following authorization of Grant Thornton to respond fully to the inquiries of Robison Hill. The Company has provided such authorization and will amend this report based on any subsequent communication between such accountants and any further commentary from the Staff of the Securities and Exchange Commission.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

1. Correspondence from Grant Thornton LLP [Need to e-mail to printer]

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                INNOVATIVE SOFTWARE TECHNOLOGIES, INC.



                By: /s/   Douglas S. Hackett, President
                   -----------------------------------------------------------
                          Douglas S. Hackett, President,
                          Chief Executive Officer and Director



                By: /s/   Linda W. Haslem
                   -----------------------------------------------------------
                          Linda W. Haslem, Chief Financial Officer


DATED:  May ___, 2003